SUNAMERICA SERIES TRUST

Supplement to the Prospectus

This supplement replaces in its entirety the previous supplement dated July 9, 2002

In the chart under the section titled "Portfolio Management," the portfolio management disclosure with respect to Putnam Investment Management, LLC's management of the Putnam Growth Portfolio, the International Growth and Income Portfolio and the Emerging Markets Portfolio is deleted in its entirety and replaced with the following:
Portfolio	Adviser/ Subadviser	Name and Title of Portfolio Manager (and/or Management Team)	Experience
Putnam Growth Portfolio	Putnam	Brian O'Toole, Managing Director and Chief Investment Officer of the Large Cap Growth Team

Mr. O'Toole joined Putnam in 2002 and has 16 years of investment experience. He heads the team managing global and U.S. large-cap growth equity portfolios. Prior to joining Putnam, he was Managing Director and Head of U.S. Growth Equities for Citigroup Asset Management (1998-2002) and Senior Portfolio Manager at The Northern Trust Company (1994-1998).

		Eric M. Wetlaufer, CFA, Managing Director and co-CIO of Specialty Growth	Mr. Wetlaufer joined Putnam in 1997 and has 16 years of investment experience. He co-leads the teams responsible for managing mid-cap growth equity institutional portfolios.
Anthony H. Elavia, Managing Director on the Large Cap Growth Team

Dr. Elavia joined Putnam in 1999 and has 14 years of investment experience. His group manages quantitative portfolios and the quantitative research processes across equity products. Prior to joining Putnam, he was President of TES Partners (1998-1999) and Executive Vice President of Voyager Asset Management (1995-1998).

International Growth and Income	Putnam	George W. Stairs, CFA, Senior Vice President and Senior Portfolio Manager

Mr. Stairs joined Putnam in 1994 and has 16 years of investment experience. He is responsible for Asia Pacific core equity, international core equity, and international value equity portfolios and is a member of the teams that manage Putnam International Growth Fund and Putnam International Growth and Income Fund.

Pamela R. Holding, CFA, Managing Director and Senior Portfolio Manager

Ms. Holding joined Putnam in 1995 and has 15 years of investment industry experience. She is part of the team that manages Putnam International Growth and Income Fund and Putnam Global Growth and Income Fund.

Emerging Markets Portfolio	Putnam	Carmel Peters, Senior Vice President and Senior Portfolio Manager on the International Core Team	Ms. Peters joined Putnam in 1997 and has 23 years of investment experience.

Dated: September 19, 2002